BOND PURCHASE, L.L.C.
P.O. Box 26730
Kansas City, MO 64196

                                CLOSE OUT OFFER

April 30, 1999

To the Holders of Limited Partnership Interests Real Estate Associates
Limited VI.

RE:  OFFER TO PURCHASE LIMITED PARTNERSHIP INTERESTS FOR $77

Dear Investor:

     We are offering you an opportunity to sell your limited partnership interests (the "Units") in Real Estate Associates Limited VI (the "Partnership") for cash in the amount of $77 per Unit (which amount will be reduced by any cash distributions declared, or paid, by the Partnership after the date of this letter). Our offer provides you with an opportunity to sell your Units now without the costly commission costs (typically up to 10%) usually paid by the seller in secondary market sales. All transfer costs and fees will be a reduction of your sales proceeds.

     ON DECEMBER 30, 1998, THIS PARTNERSHIP SOLD ELEVEN OF ITS PROPERTY INTERESTS AND DISTRIBUTED $329 PER UNIT. YOU MAY NOW WANT TO SELL TO CLOSE OUT THIS INVESTMENT.

We believe that it is appropriate for investors to have financial choices. Our offer gives you, the investor, the ability to make a decision about your continued involvement with the Partnership. You may no longer wish to continue with your investment in the Partnership for a number of reasons, including:

     * NO FURTHER IRS FILING - If you sell your units, 1999 will be the final year for which you receive a K-1 tax form from the partnership;

     * You may be able to realize a tax loss that would reduce your taxes for 1999.

     * The Partnership was closed sixteen years ago in 1983. Your money has been tied up for this long period with minimal return.

     * More immediate use for the cash tied up in your investment in the Units;

     * The absence of a formal trading market for the Units and their resulting relative illiquidity;

     *    The lack of any current cash distributions;

     * General disenchantment with real estate investments, particularly long-term investments in limited partnerships.

Our offer is limited to 114 of the 8,400 outstanding Units. If we were to acquire more than this amount, the administrative costs of our offer would become burdensome.

     We will accept for purchase properly documented Units on a "first-received, first-buy" basis. You will be paid promptly following confirmation of a valid, properly executed Agreement of Transfer and other required transfer documents. All tenders of Units will be irrevocable and may not be rescinded or withdrawn.

     We are real estate investors who are not affiliated with the Partnership or the General Partners. The General Partners of the Partnership have not analyzed, approved, endorsed or made any recommendation as to acceptance of the offer. The purchase offer has been determined solely at the discretion of Bond Purchase, L.L.C. and does not necessarily represent the true market value of each unit. We are seeking to acquire Units for investment purposes only and not with a view to their resale.

     An Agreement of Transfer is enclosed which you can use to accept our offer. Please execute page 3 of this document, as well as the Power of Attorney and obtain all other required signatures and return it in the enclosed envelope. In addition, please return your Unit Certificate in the enclosed envelope. We encourage you to act immediately if you are interested in accepting our offer as only 114 Units will be purchased.

     OUR OFFER WILL EXPIRE AT 5:00 PM ON JUNE 15, 1999, UNLESS EXTENDED.

     Please call Kim Pham at 816/421-4670 if you have any questions.

Sincerely,


Bond Purchase, L.L.C.

                             AGREEMENT OF TRANSFER
                       FOR LIMITED PARTNERSHIP INTERESTS
                      OF REAL ESTATE ASSOCIATES LIMITED VI


       Subject to and effective upon acceptance for payment, the undersigned (the "Seller") hereby sells, assigns, transfers, conveys and delivers and irrevocably directs any custodian or trustee to sell, assign, transfer, convey and deliver (the "Transfer") to Bond Purchase, LLC, a Missouri limited liability company (the "Purchaser"), all of the Seller's right, title and interest in depositary units representing beneficial assignment of limited partnership units (the "Units") in Real Estate Associates Limited VI, (the "Partnership"), for $77 per Unit, net to the Seller in cash, which amount shall be reduced by 1) any distributions declared by the Partnership after April 30, 1999, and 2) transfer fees.

       Such Transfer shall include, without limitation, all rights in, and claims to, any Partnership profits and losses, cash distributions, voting rights and other benefits of any nature whatsoever distributable or allocable to such Units under the Partnership's Certificate and Agreement of Limited Partnership, as amended (the "Partnership Agreement"). The Seller hereby irrevocably constitutes and appoints the Purchaser as the true and lawful agent and attorney-in-fact of the Seller with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote, inspect Partnership books and records or act in such manner as any such attorney-in-fact shall, in its sole discretion, deem proper with respect to such Units, to deliver such Units and transfer ownership of such Units on the Partnership's books maintained by the General Partner of the Partnership, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser of the purchase price, to receive all benefits and cash distributions, endorse Partnership checks payable to Seller and otherwise exercise all rights of beneficial ownership of such Units. The Purchaser shall not be required to post bond of any nature in connection with this power of attorney.

       The Seller hereby represents and warrants to the Purchaser that the Seller owns such Units and has full power and authority to validly sell, assign, transfer, convey and deliver such Units to the Purchaser, and that when any such Units are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all options, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claim. If the undersigned is signing on behalf of the entity. The Seller further represents and warrants that the Seller is a "United States person", as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, or if the Seller is not a United States person, that the Seller does not own beneficially or of record more than 5% of the outstanding Units.

Agreement of Transfer
Page 2



       All authority herein conferred or agreed to be conferred shall survive the death or incapacity or liquidation of the Seller and any obligations of the Seller shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This agreement is irrevocable and may not be withdrawn or rescinded.

       Upon request, the Seller will execute and deliver, and irrevocably directs any custodian to execute and deliver, any additional documents deemed by the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of such Units.

       The Seller releases and discharges the General Partners, any IRA or KEOGH Custodian, and their respective officers, shareholders, directors, employees and agents from all causes of action, claims, or demands the Seller has or may have against them resulting from their reliance on this Agreement of Transfer or any of the terms and conditions contained herein.

       The Seller hereby certifies, under penalties of perjury, that (1) the number shown below on this form and the Seller's Taxpayer Identification Number is correct and (2) Seller is not subject to backup withholding either because Seller has not been notified by the Internal Revenue Service (the "IRS") that Seller is subject to backup withholding as a result of a failure to report all interest on dividends, or the IRS has notified Seller that Seller is no longer subject to backup withholding.

       The Seller hereby also certifies, under penalties of perjury, that the Seller, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations). The Seller understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

Agreement of Transfer
Page 3


Date: ___________________, 1999


____________________________________       ____________________________
(Specify Number of Units Tendered:         (Signature of Owner)
Indicate "ALL" if Number Not Available)

                                            ____________________________________
                                            Place Medallion Guarantee Stamp Here

____________________________________        ____________________________
(Your Telephone Number)                     (Signature of Co-Owner)

                                           ____________________________________
                                           Place Medallion Guarantee Stamp Here

_____________________________________       Bond Purchase, LLC
(Your Social Security or Taxpayer ID        P.O. Box 26730
Number)                                     Kansas City, MO 64196
                                            (816) 421-4670
                                            FAX (816) 221-1829

_____________________________________       Bond Purchase, LLC
(Name of IRA Custodian, if applicable)
                                            BY: ______________________________
                                                 Its Authorized Representative


NOTE: All signatures on this agreement must be guaranteed by a member from a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States, which is a participant in the Security Transfer Agent Medallion Program.

                            POWER OF ATTORNEY/PROXY

In conjunction with the Assignor's (seller's) Assignment of Limited Partnership Units dated as of even date herewith. Seller irrevocably constitutes and appoints David L. Johnson, Christine Robinson, and Kim Pham, or any of them, to be Seller's true and lawful special attorneys-in-fact, with full power of substitution to exercise in the name, place and stead of Seller any and all rights, interests, powers, and duties with respect to or arising out of the Seller's interest in:

REAL ESTATE ASSOCIATES LIMITED VI

which Units have been assigned to Bond Purchase, L.L.C. (the "Buyer") pursuant to the Agreement of Transfer. This Power of Attorney shall include with limitation, (1) the right to execute on behalf of Seller, all assignments, certificates, documents and instruments that may be required for the purpose of transferring the Units owned by the Seller, (2) the right to vote the Units or to require or receive any information or report with respect to the partnerships' books and records, (3) the right to endorse and cash any check made payable by the partnership to Seller on or after the date hereof, and (4) the right, if the Units are held in an IRA account or pension account, to contact the Seller's custodian and direct him to facilitate in the transfer of the Units from the Seller to Buyer Fund. This Power of Attorney is part of and hereby incorporated in the application for transfer. This Power of Attorney shall not be affected by the subsequent mental disability of the undersigned, as principal, is irrevocable and coupled with an interest, and Buyer shall not be required to post bond in any nature in connection with this Power of Attorney. This Power of Attorney shall also serve as a Letter of Authorization directing the Assignor's custodian(s) and trustee(s) to sign any documents necessary to facilitate the transfer of the units being assigned in conjunction with this Power of Attorney as required by the herein named attorneys-in-fact.


_____________________________________    _______________________________________
PRINT Assignor (Registered Name)         PRINT Joint Assignor or Custodian/
                                               Trustee

_____________________________________    _______________________________________
SIGNATURE of Assignor                    SIGNATURE Jnt. Assignor or Custodian/
                                                   Trustee

DATE __________________________, 199_    DATE ____________________________, 199_

Signature Medallion Guarantee            Signature Medallion Guarantee

_____________________________________    _______________________________________